                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

       We consent to the incorporation by reference in the Registration Statement of Spigadoro, Inc. (formerly IAT Multimedia, Inc.) on Form S-8 of our report dated March 24, 2000, appearing in the Annual Report on Form 10-K of Spigadoro, Inc. (formerly IAT Multimedia, Inc.) for the year ended December 31, 1999.




DELOITTE & TOUCHE LLP


Parsippany, New Jersey
April 28, 2000




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